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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date Report (Date of earliest event reported): May 24, 2001

PUROFLOW INCORPORATED
(Exact name or Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-5622	13-1947195
(Commission File Number)	(I.R.S. Employer Identification No.)

16559 Saticoy Street, Van Nuys, California     91406-1739
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code: (818) 756-1388

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Item 2.

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Item 5. Other Events

    The Company adopted a Stockholders Rights Plan on May 28, 1999. Amendment No. 1 to the Rights Plan dated September 16, 1999 between the Company and Continental Stock Transfer & Trust Company increased the beneficial ownership threshold from 17.5% to 20% (the Amendment). The Board of Directors of the Company, on May 22, 2000, approved an increase to the beneficial ownership threshold from 20% to 30% and authorized the filing of Amendment No. 2 to the Rights Plan with Continental Stock Transfer & Trust Company. The Board of Directors of the Company, on May 24, 2001, by a majority vote, extended the Rights Plan expiration date of May 28, 2001, 5:00 P.M., New York City time to June 28, 2001, 5:00 P.M., New York City time.

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Item 9.

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SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUROFLOW INCORPORATED
By:	/s/ MICHAEL H. FIGOFF Michael H. Figoff President and Chief Executive Officer

Dated: May 24, 2001

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FORM 8-K
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  Item 5. Other Events
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SIGNATURE